EXHIBIT 99.2

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                          ----------------------------

         I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP, WHICH MERGES:

         "PLANVISTA CORPORATION", A DELAWARE CORPORATION, WITH AND INTO "HEALTHPLAN SERVICES CORPORATION" UNDER THE NAME OF "PLANVISTA CORPOATION", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TWELFTH DAY OF APRIL, A.D. 2001, AT 9 O'CLOCK A.M.

         AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF OWNERSHIP IS THE THIRTEENTH DAY OF APRIL, A.D. 2001.

         A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.



                              [SEAL]   /s/ HARRIET SMITH WINDSOR
                                       -----------------------------------------
                                       Harriet Smith Windsor, Secretary of State
                                       AUTHENTICATION:  1080601
                                                 DATE:  04-16-01

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                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 04/12/2001
                                                           010181339-2428935


                       CERTIFICATE OF OWNERSHIP AND MERGER

                                     MERGING

                             PLANVISTA CORPORATION,
                             A DELAWARE CORPORATION

                                      INTO

                        HEALTHPLAN SERVICES CORPORATION,
                             A DELAWARE CORPORATION

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                 Pursuant to Sections 103 and 253 of the General
                    Corporation Law of the State of Delaware

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         HealthPlan Services Corporation, a Delaware corporation (the "Parent
Corporation"), hereby certifies as follows:

         FIRST: The Parent Corporation owns 100% of the outstanding shares of common stock, par value $.01 per share, of PlanVista Corporation, a Delaware corporation (the "Subsidiary Corporation"), which shares are the only outstanding shares of any class of capital stock of the Subsidiary Corporation.

         SECOND: The Board of Directors of the Parent Corporation duly adopted, at a meeting held on March 27, 2001, resolutions authorizing the merger of the Subsidiary Corporation into the Parent Corporation pursuant to Section 253 of the General Corporation Law of the State of Delaware with the Parent Corporation being the surviving corporation. A true copy of such resolutions is attached hereto as Exhibit A. Such resolutions have not been modified or rescinded and are in full force and effect on the date hereof.

         THIRD: The Certificate of Incorporation of the Parent Corporation is to be amended and changed by reason of the merger herein certified by striking out the FIRST section thereof and by substituting in lieu of said section the following:

                  "FIRST:  The name of the corporation shall be:

                                    PlanVista Corporation"

         FOURTH This merger shall become effective on April 13, 2001.


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         IN WITNESS WHEREOF, the Parent Corporation has caused this Certificate of Ownership and Merger to be signed by Phillip S. Dingle, its President, who hereby acknowledges under penalty of perjury that the facts herein stated are true and that this Certificate of Ownership and Merger is his act and deed as of the 6th day of April, 2001.

                                        HEALTHPLAN SERVICES CORPORATION,
                                        a Delaware corporation

                                        By: /s/ PHILLIP S. DINGLE
                                            ------------------------------------
                                            Name: Phillip S. Dingle
                                            Its: President

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                                    EXHIBIT A

                                   RESOLUTIONS
                          OF THE BOARD OF DIRECTORS OF
                         HEALTHPLAN SERVICES CORPORATION
                                 MARCH 27, 2001

         RESOLVED, that it is advisable and in the best interest of the Company to organize under the laws of the State of Delaware, a wholly-owned subsidiary to be known as PlanVista Corporation (the "Subsidiary") and to merge this Subsidiary with the Company in order to change the name of the Company to PlanVista Corporation.

         RESOLVED FURTHER, that the appropriate officers of the Company are hereby directed and authorized to execute such documents as necessary to organize the Subsidiary.

         RESOLVED FURTHER, that upon the organization of the Subsidiary, the Subsidiary be merged with the Company in a transaction pursuant to which the name of the Company will be changed from HealthPlan Services Company to PlanVista Corporation.

         RESOLVED FURTHER, that the outstanding stock of the Company shall not be effected by this merger and upon the Effective Time of the Merger the Subsidiary's stock shall cease to be outstanding.

         RESOLVED FURTHER, that at of the effective time of the merger of the subsidiary into the Company, the Company shall assume all obligations of the subsidiary and that the Company shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware and by the laws of any other jurisdiction, including but not limited to the Certificate of Ownership and Merger to be filed in Delaware and will cause to be performed all necessary acts within the State of Delaware and within any other appropriate jurisdiction.

         RESOLVED FURTHER, that in connection with the merger, the Company change its ticker symbol from HPS to PVS and that the Company make application with and take all other actions required by the New York Stock Exchange to accomplish such change.

         RESOLVED FURTHER, that the Company through its officers and directors are instructed to take any and all actions necessary to change the Company's name from HealthPlan Services Corporation to PlanVista Corporation, including the printing if appropriate of new stock certificates, the


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filing with all regulating agencies of notices of name change and any other actions which may be necessary to change the indicia and name of the Company as so indicated.

         RESOLVED FURTHER, that the effective time of the Merger and the time when the merger therein provided shall become effective (the "Effective Time") shall be the date and time when the Certificate of Ownership and Merger for such merger is filed with the Secretary of State of the State of Delaware.




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